UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

PMV Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39539	46-3218129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Clarke Drive, Suite 3, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 642-6670

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	PMVP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 7, 2022, on behalf of PMV Pharmaceuticals, Inc. (the “Company”), Ecaterina Ileana Dumbrava, M.D., Assistant Professor of Investigational Cancer Therapeutics at The University of Texas MD Anderson Cancer Center delivered a scientific presentation at the 2022 American Society of Clinical Oncology (“ASCO”) Annual Meeting announcing the initial results from the Company’s ongoing Phase 1/2 PYNNACLE study of PC14586 in patients with advanced solid tumors harboring a p53 Y220C mutation. The initial results demonstrated anti-tumor activity across multiple tumor types with an acceptable safety profile. On June 7, 2022, the Company also issued a press release and held an investors conference call via webcast regarding its initial results from the ongoing Phase 1/2 PYNNACLE study of PC14586.

A copy of the press release and the ASCO investors presentation (the “ASCO Investors Presentation”) are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01 of this Form 8-K, including the attached Exhibits 99.1 and 99.2 to this report, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing, whether made before or after the date hereof, regardless of any general incorporation language in such a filing.

The press release attached as Exhibit 99.1 and the ASCO Investors Presentation attached as Exhibit 99.2 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release issued by PMV Pharmaceuticals, Inc., dated June 7, 2022.

99.2	ASCO Investors Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMV Pharmaceuticals, Inc.

Date: June 8, 2022	By:	/s/ Winston Kung
Winston Kung
Chief Operating Officer, and Chief Financial Officer (Principal Financial Officer)

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